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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]           FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
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Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive additional materials
[ ] Soliciting material under Rule 14a-12

                          BRUNSWICK TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, schedule or registration statement no.:

   3) Filing party:

   4) Date filed:
---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

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[BTI LOGO]

                                                               43 Bibber Parkway
                                                          Brunswick, Maine 04011

                                  June 7, 2000

Dear Fellow Shareholder:


                               THE MATH IS SIMPLE

              SAINT GOBAIN'S OFFER                        $8.00

              BTI'S CLOSING STOCK PRICE (as of 6/5/00)    $8.53
                                                          -----
                                                         ($ .53)


    SAINT-GOBAIN'S OFFER WAS $.53 BELOW THE CLOSING MARKET PRICE ON 6/5/00.


     We don't think it gets any clearer than this. We believe Saint Gobain's offer is inadequate and, obviously, so does the market.


                   DO NOT TENDER YOUR SHARES TO SAINT-GOBAIN

               DO NOT RETURN ANY GREEN PROXY CARD TO SAINT-GOBAIN

                       VOTE YOUR WHITE PROXY CARD TODAY.

     We appreciate your continued support.


                         Sincerely,

                         /s/ Martin S. Grimnes
                         Martin S. Grimnes
                         Chairman and Chief Executive Officer






     IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR
                                PROXY SOLICITOR:

                         MORROW & CO. AT (800) 662-5200